UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2013

Elecsys Corporation
(Exact name of registrant as specified in its charter)

KANSAS	001-15057	48-1099142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

846 N. Mart-Way Court, Olathe, KS	66601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (913) 647-0158

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 9, 2013, Elecsys Corporation issued a press release announcing its financial results for the first quarter ended July 31, 2013. A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	EXHIBITS. The following exhibits are filed herewith:

99.1	Press Release dated September 9, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elecsys Corporation (Registrant)
September 9, 2013 (Date)	/s/ TODD A. DANIELS Todd A. Daniels Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated September 9, 2013.